HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401        HV-4824 - Group Variable Funding Agreements - The HART Program

333-114404        HV-4900 - Group Variable Funding Agreements - The HART Program

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Supplement dated March 6, 2014 to your Prospectus

THE HARTFORD GLOBAL RESEARCH FUND – CLASS A

1.                  FUND NAME CHANGE

Effective on or about May 30, 2014, the following name change is made to your Prospectus:

Old Name	New Name
The Hartford Global Research Fund - Class A	Hartford Global Equity Income Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

2.                     FUND OBJECTIVE CHANGE

Effective on or about May 30, 2014, the investment objective for The Hartford Global Research Fund Sub-Account is deleted and replaced with:

Seeks a high level of current income consistent with growth of capital.

3.                        FEE CHANGES

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on February 5, 2014, the Board approved changes to the Fund’s management fee schedule and expense structure.

Specifically, the Fund will have lower management fee rates at all asset levels and lower contractual expense limitations will apply to each class of the Fund’s shares.

Accordingly, the above referenced prospectuses are revised as follows:

Effective on or about May 30, 2014, under the heading “FEE TABLES” of the Prospectus, the “Annual Fund Operating Expenses” table and the footnote attached thereto for the underlying Fund is deleted and replaced with the following:

Annual Fund Operating Expenses

As of the Fund’s Year End

(As a percentage of average daily net assets)

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
The Hartford Global Research Fund – Class A	0.75%	0.25%	0.58%	N/A	1.58%	0.33%	1.25%(12)

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(12)                      Hartford Funds Management Company, LLC (the ““Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses of 1.25% for the Fund.  This contractual arrangement will remain in effect until February 28, 2015.  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for the Fund.  This contractual arrangement will remain in effect until February 28, 2015, and shall renew automatically for one-year terms unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.